UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) May 2, 2006

ORIENT-EXPRESS HOTELS LTD.

(Exact name of registrant as specified in its charter)

Bermuda

(State or other jurisdiction of
incorporation)

001-16017	98-0223493
(Commission File Number)	(I.R.S. Employer Identification No.)

22 VICTORIA STREET

P.O. BOX HM 1179

HAMILTON HMEX, BERMUDA

(Address of principal executive offices) Zip Code

441-295-2244

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended simultaneously to satisfy the filing obligation of the registrant under any of the following provisions:

☐                 Written communications pursuant to Rule 425 under the Securities Act.

☐                 Soliciting material pursuant to Rule 14a-12 under the Exchange Act.

☐                 Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act.

☐                 Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act.

ITEM 2.02.                                      Results of Operations and Financial Condition

Commencing on or about May 2, 2006, the registrant will publish and distribute to shareholders the 2005 annual shareholders report of the registrant. Relevant excerpts from the 2005 annual shareholders report are attached as an Exhibit to this Current Report and incorporated herein by reference, as follows:

Chairman’s message from James B. Sherwood, Chairman

President’s overview of performance from Simon M.C. Sherwood, President

The information in this Current Report is bring furnished to the Commission.

ITEM 9.01.	Financial Statements and Exhibits

(c)	Exhibits

99	Excerpts from 2005 annual shareholders report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

ORIENT-EXPRESS HOTELS LTD.

	By:	/s/	Edwin S. Hetherington
		Name:	Edwin S. Hetherington
		Title:	Secretary

Date: May 2, 2006

EXHIBIT INDEX

Exhibit
Number	Description

99	Excerpts from 2005 annual shareholders report.